DELAWARE
INVESTMENTS
-----------

                                              Delaware Tax-Efficient Equity Fund


Growth of Capital


                                                         2001 SEMI-ANNUAL REPORT



                          [GROWTH OF CAPITAL ARTWORK]

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

Table of Contents

Letter to Shareholders                          1
Portfolio Management
Review                                          2
Performance Summary                             5
Financial Statements
  Statement of Net Assets                       6
  Statement of Operations                       8
  Statements of Changes in
  Net Assets                                    9
  Financial Highlights                         10
  Notes to Financial
  Statements                                   12

A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average 11 years' experience.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We clearly articulate our investment policies and follow them consistently.
o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
o  We offer more than 70 mutual funds in these asset classes.
o Large-cap equity
o High-yield bonds
o Mid-cap equity
o Investment grade bonds
o Small-cap equity
o Municipal bonds
o International equity (single-state and national funds)
o Balanced
o International fixed-income

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C) Delaware Distributors, L.P.

"WE BELIEVE DELAWARE
TAX-EFFICIENT EQUITY
FUND IS WELL-POSITIONED
FOR THE MARKET
OPPORTUNITIES THAT
LIE AHEAD."


Dear Shareholder

December 4, 2000

Recap of Events - Over the past six months, the U.S. economy has begun to slow down, after continuing its blistering pace throughout the early part of 2000. The Federal Reserve Board's series of interest rate hikes culminated with a half percentage point increase in May. Since then, the Fed has held off from further rate increases.

Over the past half year, it has become clear that the interest rate increases have had their intended effect of slowing U.S. economic growth to a more sustainable level. Evidence of this can be seen with the annualized Gross Domestic Product (GDP) growth declining to 2.7% in the third calendar quarter of 2000, from 4.8% and 5.6% in the first and second quarters, respectively (Source:
U.S. Bureau of Economic Analysis).

Higher business costs, including energy costs, have contributed to the slowdown as well. The markets have rediscovered the value of valuations and the importance of consistent earnings. Besides having the effect of bringing overvalued technology growth stocks back down to earth, this has broadened market performance, which is good news for diversified investors.

Delaware Tax-Efficient Equity Fund posted a return of -4.19% (Class A shares at net asset value with distributions reinvested) for the six-month period ended October 31, 2000. Although this performance is disappointing, we are encouraged by the market's shift away from "growth-at-any-price" attitude with one that appreciates "growth at a reasonable price."

Market Outlook - We believe that the market's broadening and the re-emphasis on reasonable valuations and consistent earnings are positive signs. We believe Delaware Tax-Efficient Equity Fund is well-positioned for the market opportunities that lie ahead.

Sincerely,

/s/ Wayne A. Stock                        /s/ David K. Downes
------------------------                  ----------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


Total Return
For The Period Ended October 31, 2000                        Six Months
-------------------------------------------------------------------------
Delaware Tax-Efficient Equity Fund Class A Shares              -4.19%
-------------------------------------------------------------------------
Standard & Poor's 500 Index                                    -1.03%
Lipper Multi-Cap Core Funds Average (445 funds)                +0.19%
-------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lipper category represents the average return of all multi-cap mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Francis X. Morris
Senior Portfolio Manager

December 4, 2000


"IN THE SPRING, WHEN
THE MARKET BEGAN TO
FOCUS ONCE AGAIN ON
VALUATIONS AND
EARNINGS, THE FUND'S
PERFORMANCE BEGAN TO
PICK UP."


The Fund's Results
Delaware Tax-Efficient Equity Fund had a -4.19% total return (Class A shares at net asset value with distributions reinvested) for the six-month period ending October 31, 2000. Our disappointing performance resulted, in part, from the market's focus during the beginning of our fiscal period on highly valued momentum-driven stocks, including those in the technology sector.

In the summer, when the market began to focus once again on valuations and earnings, the Fund's performance began to pick up. And as valuations for many technology companies became more reasonable, we were able to increase our exposure to this dynamic sector. From August through October, as we began to see more attention paid to growth at a reasonable price, our performance improved materially.

Delaware Tax-Efficient Equity Fund continues to focus on stocks with attractive valuations relative to their growth potential and companies that have stable, consistent earnings growth under a variety of economic conditions.

Portfolio Highlights
Among our holdings, Delaware Tax-Efficient Equity Fund benefited from good performance among stocks in the energy, financial services and consumer products sectors. The Fund took a broad approach to energy stocks, seeing opportunities throughout the sector. Amerada Hess and Halliburton, among others, delivered strong performance. We sold our holdings in Anadarko Petroleum and Nabors Industries, as we felt their stock prices fully reflected their future earnings.

Our investments in government services enterprises, such as Federal Home Loan (Freddie Mac), and in specialty finance companies, such as MBNA and Capital One Financial, performed well over the six-month period. In consumer products, we benefited by owning Best Foods, a high quality company that was acquired by Unilever. We have since sold our holdings in Best Foods as we believed the shares approached the takeover price.

The Fund also experienced some disappointments. Many investors who held companies that missed their earnings or downgraded their forecasts got stung. In our case, Procter & Gamble and Honeywell International, which has since been acquired by General Electric, missed earnings targets. As a shareholder, we paid the price when these stocks tumbled. We sold our position in Procter & Gamble, because we did not believe the company would produce earnings in the foreseeable future.

[Growth of Capital Artwork]

Delaware Tax-Efficient
Equity Fund
Portfolio Characteristics
October 31, 2000
---------------------------------------------------
Beta*                                          0.89
---------------------------------------------------
Average Price-to-Earnings Ratio**             25.93
---------------------------------------------------
Median Market
  Capitalization                     $52.30 billion
---------------------------------------------------
 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.
**P/E is based on analysts' forward earnings estimates as reported by First
  Call/ Thomson Financial.

Our telecommunications holdings have also hampered our performance. The Fund was particularly hurt by our holdings in AT&T. We sold the stock in July 2000 because of its uncertain prospects.

A major factor in our relative underperformance was that we had significantly fewer holdings in technology stocks than our benchmark. Early in the calendar year, we held just 15% of our assets in technology stocks, compared with a technology weighting of more than 30% for the Standard & Poor's 500 Index. Since the Fund focuses on stocks with reasonable valuations, we were not attracted to many of the high-priced technology stocks and we struggled to find opportunities that met our investment criteria.

Additionally, even those technology stocks that met our criteria because of lower valuations were not immune to sharp market corrections. In particular, the Fund held a position in Computer Associates International, which experienced an earnings disappointment when demand for new technology decreased following the Y2K conversion. However, as technology stock prices declined over the past six months, we took advantage of opportunities to purchase what we believed were some high-quality companies that had returned to more reasonable valuations while continuing to reach their earnings targets. Our recent additions in this sector include EMC, Electronic Data Systems and First Data. These consistent earnings growers have traded at relative discounts to their earnings history and to the market. As of October 31, 2000, technology stocks made up 23% of our portfolio.

We continue to manage the Fund with an eye on tax-efficiency. For example, we look for opportunities to take tax losses by selling losing stocks when it makes sense. Often we invest in a similar stock with the sale proceeds.

Outlook
Corporate profits appear to be slowing, due in part to rising costs and to a natural economic slowing after a prolonged period of expansion. This type of environment is generally positive for our investing style as it tends to favor solid companies with consistent earnings. Now that we feel it appears more likely that the Federal Reserve Board will soon begin to lower interest rates, we are looking for opportunities in stocks that tend to perform well in the early stages of the economic cycle, such as retail stocks. Generally, we are confident about investment opportunities for the Fund over the next year.

Delaware Tax-Efficient Equity Fund
Sector Allocation
As of October 31, 2000

Other                                 7.70%
Consumer Products                     4.84%
Telecommunications                    8.91%
Healthcare &  Pharmaceuticals        12.44%
Banking & Insurance                  19.82%
Computers & Technology               22.54%
Industrial Machinery                  4.14%
Food, Beverage & Tobacco              3.51%
Transportation &
  Shipping                            2.87%
Electronics & Electrical  Equipment   3.08%
Energy                               10.15%

Top 10 Holdings
October 31, 2000

Company                                                Percentage of Net Assets
--------------------------------------------------------------------------------
1. Johnson & Johnson                                            3.44%
--------------------------------------------------------------------------------
2. General Electric                                             3.05%
--------------------------------------------------------------------------------
3. Pfizer                                                       3.04%
--------------------------------------------------------------------------------
4. Federal Home Loan                                            3.02%
--------------------------------------------------------------------------------
5. Tyco International                                           3.00%
--------------------------------------------------------------------------------
6. SBC Communications                                           2.88%
--------------------------------------------------------------------------------
7. Tidewater                                                    2.87%
--------------------------------------------------------------------------------
8. Microsoft                                                    2.80%
--------------------------------------------------------------------------------
9. Exxon Mobil                                                  2.70%
--------------------------------------------------------------------------------
10. Coastal                                                     2.60%
--------------------------------------------------------------------------------

Benefits of Investing in Delaware Tax-Efficient Equity Fund

Investors seeking the most after-tax returns on their mutual fund holdings as possible may be well-served by investing in Delaware Tax-Efficient Equity Fund. Tax-efficient funds strive to achieve long-term capital appreciation while limiting taxable distributions of capital gains and dividends.

Delaware Tax-Efficient Equity Fund employs several strategies to minimize taxable distributions to shareholders, including:

o Quantitative Management. We seek to ensure that the upside potential trades more than outweigh the tax consequences.

o Low Portfolio Turnover. We tend to own stocks over longer time periods to avoid taxable distributions. For the six months ended October 31, 2000, the Fund's portfolio turnover was 71%.

o Low Dividend Yields. We typically focus on stocks with dividend yields that are significantly lower than the S&P 500 Index average.

o Tax-Loss Harvesting. Generally, we sell a stock at a loss if a company's earnings prospects deteriorate or if we believe a stock is unlikely to recover within six months. We are able to use such losses to offset taxable gains incurred from the sale of other holdings.

Although Delaware Tax-Efficient Equity Fund may be appropriate for any investors, it may be especially well suited to the long-term investment needs of high tax bracket investors, retirement savers and college savers. By reducing capital gains and distributions whenever possible, tax-efficient funds attempt to put more money in shareholders' pockets and out of Uncle Sam's. To learn more on how Delaware Tax-Efficient Equity Fund fits into your overall asset allocation, or for a prospectus, contact your financial adviser or call Delaware's Investments at 1.800.523.1918. Please read the prospectus carefully before you invest.


[Growth of Capital Artwork]

FUND BASICS
-----------

Fund Objective The Fund seeks to obtain for taxable investors a high total return on an after-tax basis.

Total Fund Assets
As of October 31, 2000
$47.92 million

Number of Holdings
59

Fund Start Date
June 27, 1997

Your Fund Managers
Francis X. Morris received a BA at Providence College and an MBA degree from Widener University. He joined Delaware in 1997. Previously, he served as vice president and director of equity research at PNC Asset Management. Mr. Morris is a past president of the Financial Analysts Society of Philadelphia and is a member of the Association for Investment Management and Research and the National Association of Petroleum Investment Analysts.

Nasdaq Symbols
Class A  DVXAX
Class B  DVXBX
Class C  DVXCX



DELAWARE TAX-EFFICIENT EQUITY FUND PERFORMANCE
----------------------------------------------

Average Annual Total Returns
Through October 31, 2000                       Lifetime   Three Years   One Year
--------------------------------------------------------------------------------
  Class A (Est. 6/27/97)
    Excluding Sales Charge                      +6.58%      +5.50%       -3.93%
    Including Sales Charge                      +4.70%      +3.42%       -9.47%
--------------------------------------------------------------------------------
  Class B (Est. 6/27/97)
    Excluding Sales Charge                      +5.81%      +4.69%       -4.73%
    Including Sales Charge                      +5.02%      +3.77%       -9.49%
--------------------------------------------------------------------------------
  Class C (Est. 6/27/97)
    Excluding Sales Charge                      +5.84%      +4.73%       -4.73%
    Including Sales Charge                      +5.84%      +4.73%       -5.68%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, three-year and one-year periods ended October 31, 2000 for Delaware Tax-Efficient Equity Fund's Institutional Class shares were +6.21%, +5.62% and -3.21%, respectively. The Institutional Class was originally made available without sales charges or asset-based distribution charges only to certain eligible institutional accounts on August 29, 1997. Institutional Class performance prior to that date is based on Class A performance adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A.

An expense limitation was in effect for all classes of Delaware Tax-Efficient Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DVXIX

Statement of Net Assets

DELAWARE TAX-EFFICIENT  EQUITY FUND
----------------------------------

                                                     Number of   Market
October 31, 2000 (Unaudited)                         Shares      Value
---------------------------------------------------------------------------
 Common Stock -97.63%
 Banking, Finance & Insurance - 19.82%
 American International Group ....................    6,812      $  667,576
 AXA Financial ...................................   17,500         946,094
 Capital One Financial ...........................   16,400       1,035,250
 Chase Manhattan .................................   22,800       1,037,400
 Citigroup .......................................   15,933         838,474
 Dime Bancorp ....................................   18,000         439,875
 Federal Home Loan ...............................   24,100       1,446,000
 Fleet Boston Financial ..........................   31,100       1,181,800
 MBNA ............................................   19,500         732,469
 Merrill Lynch ...................................    4,100         287,000
 Morgan (J.P.) ...................................    2,600         430,300
 Morgan Stanley Dean Witter ......................    5,700         457,781
                                                                 ----------
                                                                  9,500,019
                                                                 ----------
 Chemicals - 1.18%
 Dow Chemical ....................................   18,500         566,563
                                                                 ----------
                                                                    566,563
                                                                 ----------
 Computers & Technology - 22.54%
*America Online ..................................   14,800         746,364
 Compaq Computer .................................   35,900       1,091,719
*Cisco Systems ...................................   18,000         969,750
 EMC .............................................    9,300         828,281
 Electronic Data Systems .........................   13,100         614,881
 First Data ......................................   18,400         922,300
*Gateway .........................................   15,400         794,794
 Hewlett-Packard .................................   18,000         835,875
 International Business Machines .................    7,300         719,050
*Microsoft .......................................   19,500       1,343,063
 Nortel Networks .................................   16,200         737,100
*Oracle ..........................................   36,300       1,197,900
                                                                 ----------
                                                                 10,801,077
                                                                 ----------
 Consumer Products - 4.84%
 Kimberly-Clark ..................................   13,300         877,800
 Tyco International ..............................   25,400       1,439,863
                                                                 ----------
                                                                  2,317,663
                                                                 ----------
 Electronics & Electrical Equipment - 3.08%
*Integrated Device Technology ....................    5,300         298,456
 Intel ...........................................   26,200       1,179,000
                                                                 ----------
                                                                  1,477,456
                                                                 ----------
 Energy - 10.15%
 Amerada Hess ....................................   11,500         713,000
 Coastal .........................................   16,500       1,244,719
 Exxon Mobil .....................................   14,500       1,293,219
 Halliburton .....................................   23,300         863,556
 Sunoco ..........................................   16,400         490,975
*Westport Resources ..............................   16,300         257,744
                                                                 ----------
                                                                  4,863,213
                                                                 ----------

 Food, Beverage & Tobacco - 3.51%
 Anheuser Busch ..................................    3,100      $  141,825
 Coca Cola .......................................   10,300         621,863
*Kroger ..........................................   40,800         920,550
                                                                 ----------
                                                                  1,684,238
                                                                 ----------
 Healthcare & Pharmaceuticals - 12.44%
 American Home Products ..........................   15,400         977,900
*Amgen ...........................................    5,800         336,038
 Baxter International ............................    4,900         402,719
 Johnson & Johnson ...............................   17,900       1,649,038
 Medtronic .......................................   10,200         553,988
 Merck ...........................................    6,500         584,594
 Pfizer ..........................................   33,700       1,455,419
                                                                 ----------
                                                                  5,959,696
                                                                 ----------
 Industrial Machinery - 4.14%
 General Electric ................................   26,700       1,463,494
 Honeywell International .........................    9,687         521,282
                                                                 ----------
                                                                  1,984,776
                                                                 ----------
 Leisure, Lodging & Entertainment - 1.60%
 Viad ............................................   35,800         765,224
                                                                 ----------
                                                                    765,224
                                                                 ----------
 Retail - 1.64%
 Wal-Mart Stores .................................   17,300         784,987
                                                                 ----------
                                                                    784,987
                                                                 ----------
 Telecommunications - 8.91%
 ALLTEL ..........................................    9,000         579,937
 BellSouth .......................................   11,200         541,100
 Lucent Technologies .............................   17,300         403,306
*McLeodUSA Class A ...............................   31,700         610,224
 SBC Communications ..............................   23,900       1,378,731
*Worldcom ........................................   31,800         755,250
                                                                 ----------
                                                                  4,268,548
                                                                 ----------
 Transportation & Shipping - 2.87%
 Tidewater .......................................   29,800       1,376,387
                                                                 ----------
                                                                  1,376,387
                                                                 ----------
 Utilities - 0.91%
*AES .............................................    6,300         355,950
*TNPC ............................................    4,900          81,462
                                                                 ----------
                                                                   437,412
                                                                 ----------
 Total Common Stock (cost $44,411,213)                           46,787,259
                                                                 ----------

                                                     Principal   Market
Delaware Tax-Free Efficient Equity Fund              Amount      Value
---------------------------------------------------------------------------
 Repurchase Agreements - 4.56%
 With Chase Manhattan 6.55% 11/1/00
   (dated 10/31/00, collateralized by $769,000
   U.S. Treasury Notes 4.75% due 2/15/04,
   market value $753,786) ........................ $736,000      $  736,000
 With J.P. Morgan Securities 6.52% 11/1/00
   (dated 10/31/00, collateralized by $306,000
   U.S. Treasury Notes 6.25% due 2/15/03,
   market value $311,334, $207,000
   U.S. Treasury Notes 5.25% due 8/15/03,
   market value $206,336 and $207,000
   U.S. Treasury Notes 7.25% due 5/15/04,
   market value $223,326) ........................  726,000         726,000
 With PaineWebber 6.54% 11/1/00 (dated
   10/31/00, collateralized by $719,000
   U.S. Treasury Notes 5.875% due 11/15/05,
   market value $741,652) ........................  725,000         725,000
                                                                 ----------
 Total Repurchase Agreements
   (cost $2,187,000)                                              2,187,000
                                                                 ----------
 Total Market Value of Securities - 102.19%
   (cost $46,598,213) ............................               48,974,259
 Liabilities Net of Receivables and
   Other Assets  - (2.19%) .......................               (1,051,620)
                                                                 ----------
 Net Assets Applicable to 4,621,747 Shares
 Outstanding - 100.00% ...........................              $47,922,639
                                                                 ----------
 Net Asset Value - Delaware Tax-Efficient Equity
   Fund A Class
   ($18,599,355 / 1,768,249 shares) ..............                   $10.52
                                                                     ------
 Net Asset Value - Delaware Tax-Efficient Equity
   Fund B Class
   ($24,003,774 / 2,336,268 shares) ..............                   $10.27
                                                                     ------
 Net Asset Value - Delaware Tax-Efficient Equity
   Fund C Class
   ($5,319,497 / 517,229 shares) .................                   $10.28
                                                                     ------
 Net Asset Value - Delaware Tax-Efficient Equity
   Fund Institutional Class
   ($12.53 / 1.185 shares) .......................                   $10.57
                                                                     ------

 Components of Net Assets at October 31, 2000:
 Shares of beneficial interest
   (unlimited authorization - no par) ............              $50,981,405
 Accumulated net investment loss .................                 (222,744)
 Accumulated net realized loss on investments ....               (5,212,068)
 Net unrealized appreciation of investments ......                2,376,046
                                                                -----------
 Total Net Assets ................................              $47,922,639
                                                                -----------
------------
*Non-income producing security for the period ended
 October 31, 2000.
 ADR-American Depositary Receipt

Net Asset Value and Offering Price Per Share -
Delaware Tax-Efficient Equity Fund
Net asset value A Class (A) ......................                   $10.52
Sales charge (5.75% of offering price or 6.08%
  of the amount invested per share) (B) ..........                     0.64
                                                                     ------
Offering price ...................................                   $11.16
                                                                     ------
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended October 31, 2000 (Unaudited)      Delaware Tax-Efficient Equity Fund
-------------------------------------------------------------------------------------
Investment Income:
Dividends ...............................................  $241,008
Interest ................................................    56,180       $ 297,188
                                                            -------
Expenses:
Management fees .........................................   204,070
Distribution expense ....................................   193,214
Dividend disbursing and transfer agent fees and expenses     58,059
Reports and statements to shareholders ..................    42,197
Registration fees .......................................    31,299
Accounting and administration ...........................    11,236
Taxes (other than taxes on income) ......................     3,061
Trustees' fees ..........................................     1,430
Custodian fees ..........................................       806
Other ...................................................     2,740         548,112
                                                            -------
Less expenses absorbed or waived ........................                   (26,752)
Less expenses paid indirectly ...........................                    (1,428)
 ........................................................               -----------
Total Expenses ..........................................                   519,932
                                                                        -----------
Net Investment Loss .....................................                  (222,744)
                                                                        -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments ........................                 1,138,796
Net change in unrealized appreciation/depreciation of
 investments ............................................                (3,177,369)
Net Realized and Unrealized Loss on Investments .........                (2,038,573)
Net Decrease in Net Assets Resulting From Operations ....               $(2,261,317)
                                                                        -----------

                             See accompanying notes

Statements of Changes in Net Assets

                                                                       Delaware Tax-Efficient Equity Fund
----------------------------------------------------------------------------------------------------------
                                                                           Six Months           Year
                                                                             Ended              Ended
                                                                           10/31/00            4/30/00
                                                                          (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment loss ...............................................       $  (222,744)       $  (418,268)
Net realized gain (loss) on investments ...........................         1,138,796         (3,007,008)
Net change in unrealized appreciation/depreciation of investments .        (3,177,369)        (4,848,748)
                                                                          ------------------------------
Net decrease in net assets resulting from operations ..............        (2,261,317)        (8,274,024)
                                                                          ------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................................           803,369          8,272,325
  B Class .........................................................         1,651,265         13,425,139
  C Class .........................................................           455,803          4,283,208
  Institutional Class .............................................                 -             79,623
                                                                          ------------------------------
                                                                            2,910,437         26,060,295
                                                                          ------------------------------
Cost of shares repurchased:
  A Class .........................................................        (4,244,056)       (22,172,379)
  B Class .........................................................        (5,606,198)       (18,799,714)
  C Class .........................................................        (1,580,016)        (7,713,223)
  Institutional Class .............................................                 -            (79,363)
                                                                          ------------------------------
                                                                          (11,430,270)       (48,764,679)
                                                                          ------------------------------
Decrease in net assets derived from capital share transactions ....        (8,519,833)       (22,704,384)
                                                                          ------------------------------
Net Decrease in Net Assets ........................................       (10,781,150)       (30,978,408)
Net Assets:
Beginning of period ...............................................        58,703,789         89,682,197
                                                                          ------------------------------
End of period .....................................................       $47,922,639        $58,703,789
                                                                          ------------------------------

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                        Delaware Tax-Efficient Equity Fund A Class
-------------------------------------------------------------------------------------------------------
                                                          Six                                Period
                                                         Months                             6/27/97(1)
                                                         Ended         Year Ended               to
                                                       10/31/00     4/30/00     4/30/99      4/30/98
                                                      (Unaudited)

Net asset value, beginning of period ..............     $10.980     $11.790      $11.010     $ 8.500

Income (loss) from investment operations:
  Net investment income (loss)(2) .................      (0.020)     (0.008)      (0.006)      0.010
                                                        -----------------------------------------------
  Net realized and unrealized gain (loss)
    on investments ................................      (0.440)     (0.802)       0.786       2.500
                                                        -----------------------------------------------
Total from investment operations ..................      (0.460)     (0.810)       0.780       2.510
                                                        -----------------------------------------------

Net asset value, end of period ....................     $10.520     $10.980      $11.790     $11.010
                                                        -----------------------------------------------

Total return(3) ...................................      (4.19%)     (6.87%)       7.09%      29.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........     $18,599     $22,861      $40,174     $13,898
  Ratio of expenses to average net assets .........        1.45%       1.32%        1.45%       1.47%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ......................        1.55%       1.37%        1.61%       1.99%
  Ratio of net investment income (loss) to average
   net assets .....................................       (0.36%)     (0.07%)      (0.10%)      0.13%
  Ratio of net investment loss to average
    net assets prior to expense limitation and
    expenses paid indirectly ......................       (0.46%)     (0.12%)      (0.26%)     (0.39%)
  Portfolio turnover ..............................          71%        117%          48%         14%

[RESTUB TABLE]

                                                        Delaware Tax-Efficient Equity Fund B Class
----------------------------------------------------------------------------------------------------
                                                         Six                                Period
                                                        Months                            6/27/97(1)
                                                        Ended          Year Ended             to
                                                      10/31/00     4/30/00      4/30/99     4/30/98
                                                     (Unaudited)

Net asset value, beginning of period ..............    $10.770     $11.650      $10.960     $ 8.500

Income (loss) from investment operations:
  Net investment income (loss)(2) .................     (0.054)     (0.089)      (0.089)     (0.053)
                                                    -----------------------------------------------
  Net realized and unrealized gain (loss)
    on investments ................................     (0.446)     (0.791)       0.779       2.513
                                                    -----------------------------------------------
Total from investment operations ..................     (0.500)     (0.880)       0.690       2.460
                                                    -----------------------------------------------

Net asset value, end of period ....................    $10.270     $10.770      $11.650     $10.960
                                                    -----------------------------------------------

Total return(3) ...................................     (4.73%)     (7.55%)       6.30%      28.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........    $24,004     $29,136      $38,225      $7,958
  Ratio of expenses to average net assets .........      2.20%       2.07%        2.20%       2.20%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ......................      2.30%       2.07%        2.36%       2.72%
  Ratio of net investment income (loss) to average
   net assets .....................................     (1.11%)     (0.82%)      (0.85%)     (0.60%)
  Ratio of net investment loss to average
    net assets prior to expense limitation and
    expenses paid indirectly ......................     (1.21%)     (0.82%)      (1.01%)     (1.12%)
  Portfolio turnover ..............................        71%        117%          48%         14%

-------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Per share information was based on the average shares outstanding method.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Tax-Efficient Equity Fund C Class
-----------------------------------------------------------------------------------------------------------
                                                                Six                                Period
                                                               Months                            6/27/97(1)
                                                               Ended          Year Ended             to
                                                             10/31/00     4/30/00      4/30/99     4/30/98
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.780     $11.660      $10.960     $ 8.500

Income (loss) from investment operations:
Net investment loss(2) ....................................    (0.054)     (0.089)      (0.089)     (0.054)
Net realized and unrealized gain (loss) on investments ....    (0.446)     (0.791)       0.789       2.514
                                                              --------------------------------------------
Total from investment operations ..........................    (0.500)     (0.880)       0.700       2.460
                                                              --------------------------------------------

Net asset value, end of period ............................   $10.280     $10.780      $11.660     $10.960
                                                              --------------------------------------------

Total return(3) ...........................................    (4.73%)     (7.55%)       6.39%      28.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................    $5,319      $6,707      $11,284      $2,451
Ratio of expenses to average net assets ...................     2.20%       2.07%        2.20%       2.20%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly .................     2.30%       2.07%        2.36%       2.72%
Ratio of net investment loss to average net assets ........    (1.11%)     (0.82%)      (0.85%)     (0.60%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly ......    (1.21%)     (0.82%)      (1.01%)     (1.12%)
Portfolio turnover ........................................       71%        117%          48%         14%

----------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Per share information was based on the average shares outstanding method.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

For the periods September 1, 1997 through March 9, 1998, and June 17, 1999 through June 23, 1999, the Institutional Class sold shares which were subsequently redeemed by shareholders. As of April 30, 2000 and since the commencement of operations of the Institutional Class, excluding the aforementioned activity, the Institutional class had one share outstanding, representing initial seed purchase. Data for this class is excluded from the Financial Highlights because the data is not believed to be meaningful.

                             See accompanying notes

Notes to Financial Statements

--------------------------------------------------------------------------------
October 31, 2000 (Unaudited)

Voyageur Mutual Funds III (the "Trust") is organized as a Delaware Business Trust and offers three series: Delaware Select Growth Fund (formerly Aggressive Growth Fund), Delaware Growth Stock Fund and Delaware Tax-Efficient Equity Fund. These financial statements and related notes pertain to the Delaware Tax-Efficient Equity Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge. The Institutional Class has no sales charge.

The investment objective of the Fund is to seek to obtain for taxable investors a high total return on an after-tax basis.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from investment income and distributions from capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $622 for the period ended October 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $806 for the period ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of net assets, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on net assets in excess of $2.5 billion. At October 31, 2000 the Fund had no liability for investment management fees and other expenses payable to DMC.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 1.20% of average daily net assets of the Fund through December 31, 2000.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC for $8,389.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At October 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $7,273.

For the period ended October 31, 2000, DDLP earned $2,520 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended October 31, 2000, the Fund made purchases of $37,424,496 and sales of $47,391,688 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 2000, the cost of investments for federal income tax purposes approximates the cost for book purposes. At October 31, 2000, the net unrealized appreciation for federal income tax purposes was $2,376,046 of which $5,058,662 related to unrealized appreciation of securities and $2,682,616 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at April 30, 2000 of $5,927,617 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2006 - $11,808, 2007 - $691,649 and 2008 - $5,224,160.

4. Capital Shares
Transactions in capital shares were as follows:

                                                 Six Months      Year
                                                   Ended         Ended
                                                  10/31/00      4/30/00
                                                (Unaudited)
Shares sold:
  A Class                                           73,377        735,398
  B Class                                          154,953      1,205,712
  C Class                                           42,508        383,253
  Institutional Class                                    -          6,731
                                                ----------     ----------
                                                   270,838      2,331,094
                                                ----------     ----------

Shares repurchased:
  A Class                                         (386,959)    (2,060,037)
  B Class                                         (524,848)    (1,779,812)
  C Class                                         (147,622)      (728,948)
  Institutional Class                                    -         (6,731)
                                                ----------     ----------
                                                (1,059,429)    (4,575,528)
                                                ----------     ----------
Net decrease                                      (788,591)    (2,244,434)
                                                ----------     ----------

5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding at October 31, 2000, or at any time during the period.

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London


                                                     For Shareholders
                                                     1.800.523.1918

                                                     For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Efficient Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Efficient Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN




Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-7042



(4082)                                                        Printed in the USA
SA-437 [10/00] BP 12/00                                                  (J6568)